EXHIBIT 32.1

Certification of Principal Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

In connection with the annual report on Form 10K-SB of PTM Publications Incorporated (Registrant), as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Jasmin Bin Omar Jayaseelan, Principal Executive Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) the annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

PTM PUBLICATIONS INCORPORATED,  a Nevada corporation

Date: May 24, 2007      /s/ Jasmin Bin Omar Jayaseelan
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By: Jasmin Bin Omar Jayaseelan, Principal
Executive Officer